UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus High Yield Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus High Yield Fund

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus High Yield Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus High Yield Fund’s Class A shares produced a total return of 12.71%, Class C shares returned 11.87%, and Class I shares returned 13.17%.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 17.49% over the same period.2

High yield bonds benefited over the reporting period from a growing U.S. economy and robust investor demand for high levels of current income. The fund lagged its Index, primarily due to underweighted exposure to the rebounding energy and metals-and-mining industry groups.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus.

The fund’s portfolio may include various types of fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. Individual issues are selected based on careful credit analysis. We thoroughly analyze the business, management, and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

Economic and Political Factors Drove Market Performance

At the start of 2016, sluggish global growth, plunging commodity prices, and a recent increase in short-term U.S. interest rates caused investors to flock to traditional safe havens. This development hurt riskier high yield corporate bonds and emerging-markets securities, while sending prices of high-quality sovereign bonds higher and their yields lower. Industry groups leveraged to commodity prices, including the energy and metals-and-mining companies, were especially hard hit during the high yield market downturn.

Investor sentiment changed dramatically in February, and financial markets rallied through the spring when U.S. policymakers indicated that they would delay additional rate hikes, commodity prices began to rebound, and foreign currencies gained value against the U.S. dollar. Central banks in Japan and Europe adopted negative short-term interest rates, a move that drove international investors to higher yielding market sectors such as high yield securities and other corporate-backed bonds. As a result, yield differences between high yield bonds and U.S. Treasury securities of comparable maturities narrowed substantially.

In June, concerns surrounding a referendum in the United Kingdom to leave the European Union produced renewed market volatility, sending yields of U.S. Treasury securities to historical lows and their prices higher. Meanwhile, higher yielding bond market sectors generally continued to rally amid robust demand from investors seeking more competitive yields than were available from sovereign bonds in most global markets.

DISCUSSION OF FUND PERFORMANCE (continued)

Sovereign bonds gave back most of their previous gains while high yield securities continued to gain value in the weeks after the U.S. election in November as investors looked forward to the stimulative impact of a new presidential administration’s more business-friendly fiscal, tax, and regulatory policies. Consequently, the Index ended the year with impressive gains.

Fund Strategies Produced Mixed Results

Although the fund participated significantly in the high yield bond market’s advance over the reporting period, its performance compared to the Index was hampered by its relatively cautious investment posture among bonds from the energy and metals-and-mining industry groups, where default rates spiked early in the year in the midst of the downturn in commodities prices. The fund maintained underweighted exposure to energy and metals-and-mining bonds, and it did not participate fully in their subsequent rebound from depressed levels. The fund also held relatively few of the distressed CCC-rated bonds from other industry groups that led the 2016 market rally, further dampening relative results. Among individual issuers, the greatest laggards during 2016 included Bonanza Creek Energy, Navios Maritime Acquisition, and Pinnacle Operating.

On a more positive note, the fund’s relative performance benefited from a relatively short average duration when interest rates climbed later in the year. Underweighted exposure to the leisure products and retail industries also supported relative results, as did an overweighted position in the chemicals industry. Our credit selection strategy in the utilities sector also added a degree of value during the reporting period. The fund’s top individual performers for the reporting period included Scientific Games International and BWAY Holding.

A More Constructive Investment Posture

While we can’t predict the timing or magnitude of the new presidential administration’s impact on the U.S. economy, we believe the announced emphasis on pro-growth fiscal, tax, and regulatory policies is likely to boost corporate earnings and revenue growth, particularly for companies in certain industry groups. Therefore, we have established a more constructive investment posture, including less underweighted exposure to the energy and metals-and-mining industries. We also reduced the fund’s positions in BB-rated bonds in favor of their B-rated counterparts and select holdings among CCC-rated bonds. We have maintained the fund’s relatively short average duration in anticipation of additional increases in interest rates.

January 17, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. The index does not reflect fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Fund Class A shares, Class C shares and Class I shares and the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, and Class I shares of Dreyfus High Yield Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	7.71%	5.26%	5.35%
Without sales charge	12.71%	6.22%	5.83%
Class C shares
with applicable redemption charge †	10.87%	5.43%	5.04%
without redemption	11.87%	5.43%	5.04%
Class I shares	13.17%	6.49%	6.10%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	17.49%	7.35%	7.45%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from July 31, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.92	$8.79	$3.63
Ending value (after expenses)	$1,062.00	$1,058.10	$1,063.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.82	$8.62	$3.56
Ending value (after expenses)	$1,020.36	$1,016.59	$1,021.62

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

STATEMENT OF INVESTMENTS

December 31, 2016

Bonds and Notes - 89.8%	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Aerospace/Defense - .8%
Bombardier, Sr. Unscd. Notes	7.75	3/15/20	1,310,000	[b]	1,385,325
Bombardier, Sr. Unscd. Notes	7.50	3/15/25	2,285,000	[b]	2,269,051
Engility, Gtd. Notes	8.88	9/1/24	2,205,000	[b]	2,318,006
TransDigm, Gtd. Notes	6.50	7/15/24	3,550,000		3,731,937
				9,704,319
Automotive - 2.0%
Adient Global Holdings, Gtd. Notes	4.88	8/15/26	4,050,000	[b]	3,979,125
Gates Global, Gtd. Notes	6.00	7/15/22	6,600,000	[b]	6,487,800
IHO Verwaltungs, Sr. Scd. Bonds	4.50	9/15/23	1,480,000	[b]	1,450,400
IHO Verwaltungs, Sr. Scd. Bonds	4.75	9/15/26	1,730,000	[b]	1,673,775
MPG Holdco I, Gtd. Notes	7.38	10/15/22	6,430,000		6,751,500
TI Group Automotive Systems, Sr. Unscd. Notes	8.75	7/15/23	2,740,000	[b,c]	2,877,000
				23,219,600
Banking - 2.1%
Ally Financial, Gtd. Notes	4.75	9/10/18	2,885,000		2,978,762
Ally Financial, Gtd. Notes	7.50	9/15/20	2,685,000		3,017,269
Ally Financial, Gtd. Notes	8.00	11/1/31	5,452,000		6,351,144
Ally Financial, Sr. Unscd. Notes	4.63	5/19/22	1,650,000		1,672,688
Ally Financial, Sub. Notes	5.75	11/20/25	2,645,000		2,648,306
Bank of America, Jr. Sub. Notes	6.10	12/29/49	4,965,000	[d]	4,998,514
Citigroup, Jr. Sub. Bonds	5.95	7/29/49	3,300,000	[d]	3,349,500
				25,016,183
Building Materials - 2.6%
Allegion, Gtd. Notes	5.88	9/15/23	1,600,000		1,704,000
American Builders & Contractors Supply, Sr. Unscd. Notes	5.63	4/15/21	3,490,000	[b]	3,612,150
FBM Finance, Sr. Scd. Notes	8.25	8/15/21	4,295,000	[b]	4,552,700
Gibraltar Industries, Gtd. Notes	6.25	2/1/21	3,240,000	[d]	3,345,300
HD Supply, Gtd. Notes	5.75	4/15/24	2,110,000	[b]	2,232,802
Louisiana-Pacific, Gtd. Notes	4.88	9/15/24	4,365,000		4,244,962

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Building Materials - 2.6% (continued)
Ply Gem Industries, Gtd. Notes	6.50	2/1/22	1,500,000		1,554,375
RSI Home Products, Scd. Notes	6.50	3/15/23	4,030,000	[b]	4,231,500
Summit Materials, Gtd. Notes	8.50	4/15/22	455,000		505,050
Summit Materials, Gtd. Notes	6.13	7/15/23	4,205,000		4,336,364
				30,319,203
Cable & Satellite - 6.5%
Altice Financing, Sr. Scd. Bonds	7.50	5/15/26	2,375,000	[b]	2,475,938
Altice Financing, Sr. Scd. Notes	6.63	2/15/23	5,425,000	[b]	5,587,750
Altice Finco, Gtd. Notes	7.63	2/15/25	3,745,000	[b]	3,796,494
Cablevision Systems, Sr. Unscd. Notes	8.00	4/15/20	4,150,000	[c]	4,565,000
CCO Holdings, Sr. Unscd. Notes	5.75	9/1/23	4,235,000		4,436,162
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/24	3,390,000	[b]	3,627,300
CCO Holdings, Sr. Unscd. Notes	5.38	5/1/25	2,015,000	[b]	2,080,488
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/26	1,315,000	[b]	1,364,313
Cequel Communications Holdings I, Sr. Unscd. Notes	6.38	9/15/20	5,200,000	[b]	5,369,000
CSC Holdings, Gtd. Notes	6.63	10/15/25	1,930,000	[b]	2,113,350
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/21	2,450,000		2,639,875
CSC Holdings, Sr. Unscd. Notes	10.13	1/15/23	3,655,000	[b]	4,230,662
DISH DBS, Gtd. Notes	6.75	6/1/21	1,135,000		1,234,313
DISH DBS, Gtd. Notes	5.88	7/15/22	6,470,000		6,825,850
DISH DBS, Gtd. Notes	7.75	7/1/26	3,655,000		4,130,150
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/21	4,245,000		4,674,806
Midcontinent Communications/Midcontinent Finance, Gtd. Notes	6.88	8/15/23	3,490,000	[b]	3,734,300
RCN Telecom Services, Sr. Unscd. Notes	8.50	8/15/20	5,335,000	[b]	5,661,769
Virgin Media Finance, Gtd. Notes	6.38	4/15/23	2,815,000	[b]	2,938,156
Virgin Media Finance, Gtd. Notes	6.00	10/15/24	1,330,000	[b]	1,374,888
Wave Holdco, Sr. Unscd. Notes	8.25	7/15/19	2,178,589	[b]	2,222,161
				75,082,725

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Chemicals - 3.1%
Consolidated Energy Finance, Gtd. Notes		6.75	10/15/19	3,574,000	[b]	3,591,870
CVR Partners, Scd. Notes		9.25	6/15/23	3,940,000	[b]	4,072,975
Hexion, Sr. Scd. Notes		6.63	4/15/20	3,445,000		3,066,050
INEOS Group Holdings, Gtd. Bonds	EUR	5.38	8/1/24	2,045,000		2,173,545
INEOS Group Holdings, Gtd. Notes		5.63	8/1/24	6,839,000	[b,c]	6,804,805
Kraton Polymers, Gtd. Notes		10.50	4/15/23	880,000	[b]	996,600
Platform Specialty Products, Sr. Unscd. Notes		10.38	5/1/21	4,060,000	[b,c]	4,506,600
Trinseo Materials Operating, Sr. Unscd. Notes	EUR	6.38	5/1/22	2,590,000	[b]	2,930,170
Tronox Finance, Gtd. Notes		6.38	8/15/20	4,930,000		4,634,200
Univar, Gtd. Notes		6.75	7/15/23	3,690,000	[b]	3,828,375
					36,605,190
Construction Machinery - 1.0%
Ahern Rentals, Scd. Notes		7.38	5/15/23	3,750,000	[b]	3,168,750
H&E Equipment Services, Gtd. Notes		7.00	9/1/22	2,555,000	[c]	2,701,913
United Rentals North America, Gtd. Notes		6.13	6/15/23	3,960,000		4,217,400
United Rentals North America, Gtd. Notes		5.50	7/15/25	1,575,000		1,612,406
					11,700,469
Consumer Cyclical Services - 1.8%
GEO Group, Gtd. Notes		6.00	4/15/26	2,159,000		2,132,013
Prime Security Services Borrower, Scd. Notes		9.25	5/15/23	5,985,000	[b]	6,531,131
Reliance Intermediate Holdings, Sr. Scd. Notes		6.50	4/1/23	6,079,000	[b]	6,428,542
West, Gtd. Notes		5.38	7/15/22	5,609,000	[b,c]	5,440,730
					20,532,416
Consumer Products - 1.1%
Energizer Holdings, Gtd. Notes		5.50	6/15/25	2,575,000	[b]	2,587,875
Kronos Acquisition Holdings, Gtd. Notes		9.00	8/15/23	3,245,000	[b]	3,253,112
Prestige Brands, Gtd. Notes		6.38	3/1/24	2,975,000	[b,c]	3,138,625
Tempur Sealy International, Gtd. Notes		5.63	10/15/23	2,610,000		2,707,875
Tempur Sealy International, Gtd. Notes		5.50	6/15/26	610,000		614,575
					12,302,062

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Diversified Manufacturing - 1.5%
ATS Automation Tooling Systems, Sr. Unscd. Notes	6.50	6/15/23	3,547,000	[b]	3,680,012
Gardner Denver, Sr. Unscd. Notes	6.88	8/15/21	3,505,000	[b,c]	3,505,000
Griffon, Gtd. Notes	5.25	3/1/22	5,280,000		5,369,760
WESCO Distribution, Gtd. Notes	5.38	12/15/21	4,540,000		4,710,250
				17,265,022
Electric - 3.7%
AES, Sr. Unscd. Notes	7.38	7/1/21	2,715,000		3,037,813
AES, Sr. Unscd. Notes	5.50	3/15/24	880,000		899,800
AES, Sr. Unscd. Notes	5.50	4/15/25	1,005,000		1,010,025
AES, Sr. Unscd. Notes	6.00	5/15/26	2,445,000	[c]	2,493,900
Calpine, Sr. Scd. Notes	6.00	1/15/22	3,630,000	[b]	3,806,962
Calpine, Sr. Scd. Notes	7.88	1/15/23	1,000	[b]	1,046
Calpine, Sr. Unscd. Notes	5.38	1/15/23	2,105,000		2,068,163
Calpine, Sr. Unscd. Notes	5.75	1/15/25	1,425,000	[c]	1,382,250
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/24	7,240,000		6,986,600
Dynegy, Gtd. Notes	6.75	11/1/19	1,700,000		1,738,250
Dynegy, Gtd. Notes	7.38	11/1/22	1,710,000		1,641,600
Dynegy, Gtd. Notes	7.63	11/1/24	4,230,000	[c]	3,923,325
Dynegy, Sr. Unscd. Notes	8.00	1/15/25	1,970,000	[b,c]	1,846,875
Enviva Partners, Gtd. Notes	8.50	11/1/21	2,840,000	[b]	2,967,800
NRG Energy, Gtd. Notes	7.88	5/15/21	1,718,000	[c]	1,799,605
NRG Energy, Gtd. Notes	6.63	3/15/23	2,220,000	[c]	2,236,650
NRG Energy, Gtd. Notes	6.63	1/15/27	1,980,000	[b]	1,881,000
Talen Energy Supply, Sr. Unscd. Notes	6.50	6/1/25	3,815,000	[c]	2,966,162
				42,687,826
Energy - 12.2%
Alta Mesa Holdings, Sr. Unscd. Notes	7.88	12/15/24	3,950,000	[b]	4,108,000
Antero Resources, Gtd. Notes	5.13	12/1/22	5,510,000		5,592,650
Antero Resources, Gtd. Notes	5.63	6/1/23	1,160,000		1,193,350
Archrock Partners, Gtd. Notes	6.00	4/1/21	740,000		721,500

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 12.2% (continued)
Archrock Partners, Gtd. Notes	6.00	10/1/22	1,875,000		1,828,125
Callon Petroleum, Gtd. Notes	6.13	10/1/24	2,230,000	[b]	2,308,050
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	4,420,000	[c]	4,585,750
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	725,000	[c]	746,750
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/24	2,840,000	[b]	3,088,500
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/25	1,485,000	[b]	1,520,729
Continental Resources, Gtd. Notes	4.50	4/15/23	4,925,000		4,851,125
Continental Resources, Gtd. Notes	3.80	6/1/24	1,800,000		1,669,500
Crestwood Midstream Partners, Gtd. Bonds	6.13	3/1/22	3,985,000		4,104,550
CVR Refining/Coffeyville Finance, Gtd. Notes	6.50	11/1/22	6,238,000		6,222,405
Energy Transfer Equity, Sr. Scd. Notes	7.50	10/15/20	3,005,000		3,365,600
Extraction Oil & Gas Holdings, Gtd. Notes	7.88	7/15/21	4,400,000	[b]	4,730,000
Ferrellgas, Sr. Unscd. Notes	6.75	1/15/22	4,751,000		4,727,245
Ferrellgas Partners, Sr. Unscd. Notes	8.63	6/15/20	1,585,000	[c]	1,569,150
Forum Energy Technologies, Gtd. Notes	6.25	10/1/21	2,980,000		2,994,900
Genesis Energy, Gtd. Bonds	5.63	6/15/24	3,370,000		3,327,875
Genesis Energy, Gtd. Notes	5.75	2/15/21	3,540,000		3,593,100
Genesis Energy, Gtd. Notes	6.75	8/1/22	350,000		365,400
Gulfport Energy, Gtd. Notes	6.00	10/15/24	3,350,000	[b]	3,425,375
Laredo Petroleum, Gtd. Notes	5.63	1/15/22	3,400,000	[c]	3,442,500
Matador Resources, Gtd. Notes	6.88	4/15/23	4,690,000		4,947,950
Matador Resources, Sr. Unscd. Notes	6.88	4/15/23	1,620,000	[b]	1,709,100
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	2,390,000		2,448,794
Noble Holding International, Gtd. Notes	7.75	1/15/24	2,660,000	[c]	2,508,646
Oasis Petroleum, Gtd. Notes	6.50	11/1/21	3,695,000	[c]	3,782,756
Parsley Energy, Gtd. Notes	6.25	6/1/24	2,100,000	[b]	2,220,330
Parsley Energy, Gtd. Notes	5.38	1/15/25	1,330,000	[b]	1,341,172
PDC Energy, Gtd. Notes	6.13	9/15/24	3,520,000	[b]	3,616,800

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 12.2% (continued)
Precision Drilling, Gtd. Notes		7.75	12/15/23	1,835,000	[b]	1,945,100
Rice Energy, Gtd. Notes		6.25	5/1/22	1,605,000		1,657,163
Rose Rock Midstream, Gtd. Notes		5.63	7/15/22	3,145,000		3,105,687
Rose Rock Midstream, Gtd. Notes		5.63	11/15/23	2,565,000		2,513,700
RSP Permian, Gtd. Notes		6.63	10/1/22	2,912,000		3,094,000
RSP Permian, Gtd. Notes		5.25	1/15/25	2,215,000	[b]	2,231,613
Sabine Pass Liquefaction, Sr. Scd. Notes		5.88	6/30/26	1,905,000	[b]	2,059,781
Sabine Pass Liquefaction, Sr. Scd. Notes		5.00	3/15/27	2,235,000	[b]	2,262,938
Sanchez Energy, Gtd. Notes		7.75	6/15/21	2,380,000	[c]	2,433,550
Targa Resources Partners, Gtd. Notes		6.38	8/1/22	2,255,000		2,345,200
Targa Resources Partners, Gtd. Notes		5.13	2/1/25	3,355,000	[b]	3,342,419
The Williams Companies, Sr. Unscd. Notes		7.88	9/1/21	869,000		997,178
The Williams Companies, Sr. Unscd. Notes		4.55	6/24/24	3,705,000		3,695,737
Unit, Gtd. Notes		6.63	5/15/21	7,700,000		7,507,500
Whiting Petroleum, Gtd. Notes		5.00	3/15/19	1,205,000		1,215,737
Whiting Petroleum, Gtd. Notes		5.75	3/15/21	2,825,000	[c]	2,827,373
Whiting Petroleum, Gtd. Notes		6.25	4/1/23	1,670,000	[c]	1,678,350
					141,570,703
Environmental - .7%
Advanced Disposal Services, Gtd. Notes		5.63	11/15/24	4,765,000	[b]	4,753,087
GFL Environmental, Sr. Unscd. Notes		9.88	2/1/21	2,735,000	[b]	3,022,175
					7,775,262
Finance Companies - 5.9%
Aircastle, Sr. Unscd. Notes		5.13	3/15/21	2,455,000		2,623,781
Aircastle, Sr. Unscd. Notes		5.50	2/15/22	3,536,000		3,765,840
Aircastle, Sr. Unscd. Notes		5.00	4/1/23	1,630,000		1,666,675
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/23	2,615,000	[b]	3,238,859
CIT Group, Sr. Unscd. Notes		5.00	8/15/22	5,305,000		5,543,725
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	1,775,000		2,251,782
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/22	3,595,000		4,626,111

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Finance Companies - 5.9% (continued)
Hub Holdings, Sr. Unscd. Notes	8.13	7/15/19	7,755,000	[b]	7,774,388
HUB International, Sr. Unscd. Notes	7.88	10/1/21	1,125,000	[b]	1,191,274
Icahn Enterprises, Gtd. Notes	6.00	8/1/20	2,725,000		2,796,531
Icahn Enterprises, Gtd. Notes	5.88	2/1/22	3,230,000		3,221,925
International Lease Finance, Sr. Unscd. Notes	8.63	1/15/22	2,395,000		2,882,981
KCG Holdings, Sr. Scd. Notes	6.88	3/15/20	3,750,000	[b]	3,768,750
Ladder Capital Finance Holdings, Gtd. Notes	7.38	10/1/17	5,385,000		5,405,194
Provident Funding Associates, Gtd. Notes	6.75	6/15/21	3,305,000	[b]	3,338,050
Quicken Loans, Gtd. Notes	5.75	5/1/25	5,380,000	[b]	5,258,950
USI, Sr. Unscd. Notes	7.75	1/15/21	5,190,000	[b]	5,297,044
York Risk Services Holding, Gtd. Notes	8.50	10/1/22	4,630,000	[b]	3,889,200
				68,541,060
Food and Beverage - 1.0%
AdvancePierre Foods Holdings, Gtd. Notes	5.50	12/15/24	2,670,000	[b]	2,701,720
JBS USA Finance, Gtd. Notes	5.75	6/15/25	2,750,000	[b]	2,798,125
Post Holdings, Sr. Unscd. Notes	5.00	8/15/26	3,410,000	[b]	3,273,600
US Foods, Gtd. Notes	5.88	6/15/24	3,310,000	[b]	3,434,125
				12,207,570
Gaming - 3.0%
Boyd Gaming, Gtd. Notes	6.38	4/1/26	4,330,000	[b]	4,685,060
Eldorado Resorts, Gtd. Notes	7.00	8/1/23	2,217,000		2,361,105
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	6,335,000	[b]	6,825,962
International Game Technology, Sr. Scd. Notes	6.50	2/15/25	1,575,000	[b]	1,697,063
Jack Ohio Finance, Sr. Scd. Notes	6.75	11/15/21	3,340,000	[b]	3,390,100
MGM Growth Properties Operating Partnership, Gtd. Notes	5.63	5/1/24	2,605,000	[b]	2,735,250
MGM Resorts International, Gtd. Notes	7.75	3/15/22	4,377,000		5,044,492
MGM Resorts International, Gtd. Notes	6.00	3/15/23	1,470,000		1,591,275
Scientific Games International, Gtd. Notes	10.00	12/1/22	6,780,000		6,780,000
				35,110,307

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 5.4%
Centene, Sr. Unscd. Notes		6.13	2/15/24	1,650,000		1,742,813
CHS/Community Health Systems, Gtd. Notes		8.00	11/15/19	1,245,000	[c]	1,039,575
CHS/Community Health Systems, Gtd. Notes		6.88	2/1/22	715,000		500,500
CHS/Community Health Systems, Sr. Scd. Notes		5.13	8/1/21	465,000	[c]	432,450
DaVita, Gtd. Notes		5.00	5/1/25	5,060,000		4,990,425
HCA, Gtd. Notes		7.50	2/15/22	6,310,000		7,177,625
HCA, Gtd. Notes		5.88	5/1/23	1,880,000		2,002,200
HCA, Sr. Scd. Notes		5.00	3/15/24	4,765,000		4,913,906
HCA, Sr. Scd. Notes		5.25	6/15/26	1,100,000		1,139,875
HCA Holdings, Sr. Unscd. Notes		6.25	2/15/21	3,200,000		3,452,000
Healthsouth, Gtd. Notes		5.75	11/1/24	2,915,000		2,966,013
IASIS Healthcare, Gtd. Notes		8.38	5/15/19	3,920,000		3,430,000
Kindred Healthcare, Gtd. Notes		6.38	4/15/22	2,405,000		2,155,481
Kindred Healthcare, Gtd. Notes		8.75	1/15/23	2,225,000	[c]	2,088,719
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/24	6,249,000	[b]	6,593,320
Surgical Care Affiliates, Gtd. Notes		6.00	4/1/23	3,945,000	[b]	4,092,937
Synlab Unsecured Bondco, Sr. Unscd. Bonds	EUR	8.25	7/1/23	2,820,000		3,243,068
Tenet Healthcare, Sr. Unscd. Notes		8.00	8/1/20	955,000		943,063
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/22	4,470,000		4,239,795
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/23	5,810,000		5,127,325
					62,271,090
Home Construction - 1.7%
Ashton Woods, Sr. Unscd. Notes		6.88	2/15/21	2,983,000	[b]	2,886,053
Brookfield Residential Properties, Gtd. Notes		6.50	12/15/20	2,680,000	[b]	2,753,700
PulteGroup, Gtd. Notes		5.00	1/15/27	1,755,000		1,673,831
Taylor Morrison Communities, Gtd. Notes		5.88	4/15/23	3,080,000	[b]	3,141,600
TRI Pointe Holdings, Gtd. Notes		5.88	6/15/24	3,610,000		3,736,350
William Lyon Homes, Gtd. Notes		8.50	11/15/20	5,290,000		5,554,500
					19,746,034

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrial Services - 1.7%
AECOM, Gtd. Notes		5.75	10/15/22	3,172,000		3,368,664
Hillman Group, Gtd. Notes		6.38	7/15/22	5,100,000	[b]	4,819,500
Hilton Grand Vacations Borrower, Gtd. Notes		6.13	12/1/24	2,515,000	[b]	2,625,031
Mattamy Group, Sr. Unscd. Notes		6.88	12/15/23	3,835,000	[b]	3,902,112
Zachry Holdings, Sr. Unscd. Notes		7.50	2/1/20	4,655,000	[b]	4,800,469
					19,515,776
Insurance - .3%
CNO Financial Group, Sr. Unscd. Notes		5.25	5/30/25	3,544,000		3,557,290
Media Entertainment - 3.5%
AMC Entertainment Holdings, Gtd. Notes		5.75	6/15/25	3,020,000		3,103,050
AMC Networks, Gtd. Notes		5.00	4/1/24	3,321,000		3,341,756
CBS Radio, Gtd. Notes		7.25	11/1/24	2,965,000	[b]	3,105,837
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B		6.50	11/15/22	2,640,000		2,712,600
ClubCorp Club Operations, Gtd. Notes		8.25	12/15/23	3,705,000	[b]	3,945,825
Gray Television, Gtd. Notes		5.13	10/15/24	1,840,000	[b]	1,784,800
Gray Television, Gtd. Notes		5.88	7/15/26	1,970,000	[b]	1,960,150
Lions Gate Entertainment, Gtd. Notes		5.88	11/1/24	4,665,000	[b]	4,758,300
National CineMedia, Sr. Unscd. Notes		5.75	8/15/26	2,760,000		2,815,200
Netflix, Sr. Unscd. Bonds		5.88	2/15/25	680,000		735,250
Netflix, Sr. Unscd. Notes		5.75	3/1/24	1,765,000		1,892,963
Nexstar Broadcasting, Gtd. Notes		6.88	11/15/20	2,520,000		2,614,500
Regal Entertainment Group, Sr. Unscd. Notes		5.75	3/15/22	750,000		787,500
Sinclair Television Group, Gtd. Notes		5.63	8/1/24	2,140,000	[b]	2,193,500
Townsquare Media, Gtd. Notes		6.50	4/1/23	3,869,000	[b,c]	3,709,404
United Group, Sr. Scd. Notes	EUR	7.88	11/15/20	1,455,000	[b]	1,610,336
					41,070,971
Metals and Mining - 4.5%
AK Steel, Gtd. Notes		7.63	10/1/21	1,630,000		1,762,438
Alcoa Nederland Holding, Gtd. Notes		6.75	9/30/24	740,000	[b]	804,750
Alcoa Nederland Holding, Gtd. Notes		7.00	9/30/26	555,000	[b]	609,113

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Metals and Mining - 4.5% (continued)
ArcelorMittal, Sr. Unscd. Bonds		10.85	6/1/19	3,767,000	[d]	4,426,225
ArcelorMittal, Sr. Unscd. Notes		8.00	10/15/39	735,000	[d]	810,220
FMG Resources August 2006, Sr. Scd. Notes		9.75	3/1/22	1,945,000	[b]	2,266,061
Freeport-McMoRan, Gtd. Notes		3.55	3/1/22	3,985,000		3,725,975
Freeport-McMoRan, Gtd. Notes		3.88	3/15/23	3,570,000		3,293,325
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	4,205,000		3,500,747
Grinding Media, Sr. Scd. Notes		7.38	12/15/23	3,560,000	[b]	3,749,036
HudBay Minerals, Gtd. Notes		7.25	1/15/23	710,000	[b]	736,625
HudBay Minerals, Gtd. Notes		7.63	1/15/25	3,625,000	[b]	3,776,815
Kaiser Aluminum, Gtd. Notes		5.88	5/15/24	3,005,000		3,117,687
Murray Energy, Scd. Notes		11.25	4/15/21	2,180,000	[b,c]	1,694,950
Novelis, Gtd. Notes		6.25	8/15/24	2,625,000	[b]	2,789,063
Novelis, Gtd. Notes		5.88	9/30/26	2,030,000	[b]	2,055,375
Steel Dynamics, Gtd. Notes		6.38	8/15/22	2,105,000		2,204,988
Steel Dynamics, Gtd. Notes		5.00	12/15/26	905,000	[b]	903,869
Teck Resources, Gtd. Notes		4.50	1/15/21	2,535,000		2,560,350
Teck Resources, Gtd. Notes		4.75	1/15/22	2,600,000	[c]	2,619,500
Teck Resources, Gtd. Notes		6.25	7/15/41	2,675,000		2,591,219
Vale Overseas, Gtd. Notes		6.25	8/10/26	2,660,000		2,773,050
					52,771,381
Packaging - 4.3%
Albea Beauty Holdings, Sr. Scd. Notes		8.38	11/1/19	4,697,000	[b]	4,890,751
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/23	1,830,000	[b]	1,933,725
ARD Finance, Sr. Scd. Notes		7.13	9/15/23	3,960,000	[b]	3,925,350
Ardagh Packaging Finance, Gtd. Notes		6.75	1/31/21	6,325,000	[b]	6,546,375
Ardagh Packaging Finance, Gtd. Notes		7.25	5/15/24	3,650,000	[b]	3,859,875
Ardagh Packaging Finance, Sr. Scd. Notes		4.63	5/15/23	1,015,000	[b]	1,006,119
BWAY Holding, Sr. Unscd. Notes		9.13	8/15/21	11,090,000	[b]	11,755,400
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	1,670,000	[b]	1,888,458

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Packaging - 4.3% (continued)
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	1,000,000		1,130,813
Reynolds Group, Gtd. Notes		7.00	7/15/24	5,270,000	[b,c]	5,609,256
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	7,535,000	[b]	7,610,350
					50,156,472
Paper - .7%
Mercer International, Gtd. Notes		7.00	12/1/19	1,170,000		1,209,488
Mercer International, Gtd. Notes		7.75	12/1/22	6,518,000		6,876,490
					8,085,978
Pharmaceuticals - 1.8%
Capsugel, Sr. Unscd. Notes		7.00	5/15/19	4,742,000	[b]	4,786,456
DPx Holdings, Sr. Unscd. Notes		7.50	2/1/22	4,890,000	[b]	5,177,287
Jaguar Holding II, Gtd. Notes		6.38	8/1/23	5,680,000	[b]	6,091,800
Valeant Pharmaceuticals International, Gtd. Notes		6.38	10/15/20	5,800,000	[b,c]	5,011,548
					21,067,091
Retailers - 2.1%
Albertsons, Sr. Unscd. Notes		6.63	6/15/24	3,050,000	[b]	3,187,250
Dollar Tree, Gtd. Notes		5.75	3/1/23	4,070,000		4,329,747
DriveTime Automotive Group, Sr. Scd. Notes		8.00	6/1/21	4,730,000	[b,c]	4,605,837
New Albertsons, Sr. Unscd. Bonds		8.00	5/1/31	4,935,000		4,749,937
New Albertsons, Sr. Unscd. Debs.		7.45	8/1/29	810,000		769,500
PetSmart, Sr. Unscd. Notes		7.13	3/15/23	5,190,000	[b,c]	5,306,775
Wolverine World Wide, Gtd. Notes		5.00	9/1/26	1,760,000	[b]	1,698,400
					24,647,446
Technology - 5.4%
BMC Software Finance, Sr. Unscd. Notes		8.13	7/15/21	3,160,000	[b]	2,968,425
CDW Finance, Gtd. Bonds		6.00	8/15/22	2,320,000		2,462,100
CommScope Technologies Finance, Gtd. Notes		6.00	6/15/25	5,045,000	[b]	5,372,925
Diamond 1 Finance, Gtd. Notes		5.88	6/15/21	1,800,000	[b]	1,915,164
Diamond 1 Finance, Sr. Scd. Notes		6.02	6/15/26	5,240,000	[b]	5,679,185
First Data, Gtd. Notes		7.00	12/1/23	2,655,000	[b]	2,834,213
First Data, Sr. Scd. Notes		6.75	11/1/20	442,000	[b]	459,493

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Technology - 5.4% (continued)
First Data, Sr. Scd. Notes	5.38	8/15/23	5,455,000	[b]	5,673,200
First Data, Sr. Scd. Notes	5.00	1/15/24	2,865,000	[b]	2,890,986
Genesys Telecommunications Laboratories, Sr. Scd. Notes	10.00	11/30/24	2,900,000	[b]	3,088,500
Inception Merger/Rackspace, Sr. Unscd. Notes	8.63	11/15/24	3,115,000	[b]	3,304,859
Infor Software Parent, Gtd. Notes	7.13	5/1/21	4,895,000	[b]	5,041,850
Infor US, Gtd. Notes	6.50	5/15/22	3,800,000		3,971,000
Quintiles IMS, Gtd. Notes	5.00	10/15/26	1,530,000	[b]	1,537,650
Riverbed Technology, Gtd. Notes	8.88	3/1/23	4,199,000	[b]	4,471,935
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/24	3,155,000	[b]	3,277,256
Sabre Global, Sr. Scd. Notes	5.38	4/15/23	2,670,000	[b]	2,736,750
Sophia Finance, Sr. Unscd. Notes	9.00	9/30/23	5,225,000	[b]	5,564,625
				63,250,116
Transportation Services - .8%
XPO Logistics, Gtd. Notes	6.50	6/15/22	3,040,000	[b,c]	3,203,400
XPO Logistics, Gtd. Notes	6.13	9/1/23	5,350,000	[b]	5,610,812
				8,814,212
Wireless Communications - 6.2%
Altice, Gtd. Notes	7.75	5/15/22	4,200,000	[b]	4,494,000
Altice, Gtd. Notes	7.63	2/15/25	2,755,000	[b]	2,903,081
Digicel, Gtd. Notes	6.75	3/1/23	4,410,000	[b]	3,998,238
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	4,845,000	[b]	4,181,090
Digicel Group, Sr. Unscd. Notes	7.13	4/1/22	2,200,000	[b]	1,717,364
SBA Communications, Sr. Unscd. Notes	4.88	9/1/24	1,170,000	[b]	1,158,300
SFR Group, Sr. Scd. Bonds	6.00	5/15/22	3,040,000	[b]	3,131,200
SFR Group, Sr. Scd. Bonds	6.25	5/15/24	1,565,000	[b]	1,578,694
SFR Group, Sr. Scd. Notes	7.38	5/1/26	6,105,000	[b]	6,257,625
Sprint, Gtd. Notes	7.25	9/15/21	1,735,000		1,847,775
Sprint, Gtd. Notes	7.88	9/15/23	4,515,000		4,831,050
Sprint, Gtd. Notes	7.63	2/15/25	1,165,000	[c]	1,227,619

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Wireless Communications - 6.2% (continued)
Sprint Capital, Gtd. Notes	6.90	5/1/19	3,555,000		3,772,744
Sprint Capital, Gtd. Notes	6.88	11/15/28	2,680,000		2,653,200
Sprint Communications, Gtd. Notes	9.00	11/15/18	2,025,000	[b]	2,237,625
Sprint Communications, Gtd. Notes	7.00	3/1/20	3,870,000	[b]	4,208,625
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	3,425,000		3,639,439
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	2,075,000		2,557,438
T-Mobile USA, Gtd. Bonds	6.63	4/28/21	1,865,000		1,951,256
T-Mobile USA, Gtd. Bonds	6.73	4/28/22	3,735,000		3,912,412
T-Mobile USA, Gtd. Bonds	6.84	4/28/23	4,080,000		4,380,900
T-Mobile USA, Gtd. Bonds	6.50	1/15/24	1,070,000		1,150,250
T-Mobile USA, Gtd. Notes	6.00	4/15/24	4,610,000		4,869,312
				72,659,237
Wireline Communications - 2.4%
CenturyLink, Sr. Unscd. Notes	7.50	4/1/24	1,960,000	[c]	2,062,900
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	1,108,000		1,137,085
Cincinnati Bell, Gtd. Notes	7.00	7/15/24	2,650,000	[b]	2,809,000
Communications Sales & Leasing, Gtd. Notes	8.25	10/15/23	545,000		580,425
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	1,710,000		1,804,136
Frontier Communications, Sr. Unscd. Notes	7.13	1/15/23	1,005,000		914,550
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/25	1,605,000		1,663,181
Level 3 Financing, Gtd. Notes	5.38	1/15/24	3,800,000		3,847,500
Level 3 Financing, Gtd. Notes	5.25	3/15/26	3,605,000	[b]	3,577,962
Qwest, Sr. Unscd. Notes	6.75	12/1/21	2,025,000		2,202,188
Sable International Finance, Gtd. Notes	6.88	8/1/22	6,455,000	[b]	6,745,475
				27,344,402
Total Bonds and Notes (cost $1,020,396,844)			1,044,597,413
Floating Rate Loan Interests - 2.8%
Automotive - .2%
Federal Mogul, New Term Loan B	4.00	4/15/18	2,800,000	[d]	2,800,700

Floating Rate Loan Interests - 2.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Products - .2%
Serta Simmons Holdings, Second Lien Term Loan	9.00	10/21/24	2,765,000	[d]	2,788,032
Finance Companies - .6%
Asurion, Second Lien Term Loan	8.50	2/19/21	3,345,000	[d]	3,406,682
Asurion Lonestar Intermediate Super Holdings, Term Loan	10.00	8/10/21	3,308,334	[d]	3,415,855
				6,822,537
Media Entertainment - .2%
Global Eagle Entertainment, Term Loan	7.00	12/22/22	2,200,000	[d]	2,169,750
Metals and Mining - .6%
Dynacast International, First Lien Term B-1 Loan	4.50	1/28/22	2,820,000	[d]	2,842,913
Murray Energy, Term B-2 Loan	7.50	4/9/20	3,605,000	[d]	3,460,818
				6,303,731
Retailers - .3%
Varsity Brands, Term Loan	5.00	12/10/21	3,785,684	[d]	3,848,149
Technology - .7%
BMC Software Finance, Initial US Term Loan	5.00	9/10/20	2,937,149	[d]	2,939,910
Genesys Telecommunications Laboratories, Term Loan	5.25	11/17/23	2,145,000	[d]	2,188,576
RP Crown Parent, Initial Term Loan	4.50	9/22/23	2,815,000	[d]	2,850,539
				7,979,025
Total Floating Rate Loan Interests (cost $31,856,260)			32,711,924
Preferred Stocks - .2%
Banking - .2%
GMAC Capital Trust I, Ser. 2 (cost $2,777,924)	6.69	2/15/40	105,808	[d]	2,687,523
Common Stocks - 1.0%			Shares		Value ($)
Exchange-Traded Funds - 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (cost $11,534,997)			133,000	[c]	11,511,150
Other Investment - 5.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $58,477,491)			58,477,491	[e]	58,477,491

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 4.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $56,615,775)	56,615,775	[e] 56,615,775
Total Investments (cost $1,181,659,291)	103.7%	1,206,601,276
Liabilities, Less Cash and Receivables	(3.7%)	(43,308,001)
Net Assets	100.0%	1,163,293,275

ETF—Exchange-Traded Fund

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities were valued at $549,186,797 or 47.21% of net assets.

c Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $56,441,867 and the value of the collateral held by the fund was $58,960,521, consisting of cash collateral of $56,615,775 and U.S. Government & Agency securities valued at $2,344,746.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	89.8
Money Market Investments	9.9
Bank Loans	2.8
Common Stocks	1.0
Preferred Stocks	.2
103.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $56,441,867)—Note 1(c):
Unaffiliated issuers	1,066,566,025	1,091,508,010
Affiliated issuers	115,093,266	115,093,266
Cash		1,247,378
Cash denominated in foreign currency	1,797,632	1,716,121
Dividends, interest and securities lending income receivable		18,677,258
Receivable for shares of Beneficial Interest subscribed		6,069,773
Receivable for investment securities sold		2,646,365
		1,236,958,171
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		757,898
Liability for securities on loan—Note 1(c)		56,615,775
Payable for investment securities purchased		13,097,706
Payable for shares of Beneficial Interest redeemed		2,905,026
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		267,661
Accrued expenses		20,830
		73,664,896
Net Assets ($)		1,163,293,275
Composition of Net Assets ($):
Paid-in capital		1,266,718,326
Accumulated undistributed investment income—net		1,793,737
Accumulated net realized gain (loss) on investments		(129,797,582)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		24,578,794
Net Assets ($)		1,163,293,275

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	180,227,568	59,502,301	923,563,406
Shares Outstanding	29,014,457	9,576,811	148,565,145
Net Asset Value Per Share ($)	6.21	6.21	6.22

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income ($):
Income:
Interest	68,380,401
Dividends:
Unaffiliated issuers	470,814
Affiliated issuers	203,736
Income from securities lending—Note 1(c)	544,600
Total Income	69,599,551
Expenses:
Management fee—Note 3(a)	7,509,894
Distribution/Service Plan fees—Note 3(b)	1,065,228
Trustees’ fees—Note 3(a,c)	81,311
Loan commitment fees—Note 2	23,171
Total Expenses	8,679,604
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(81,311)
Net Expenses	8,598,293
Investment Income—Net	61,001,258
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(48,120,559)
Net realized gain (loss) on forward foreign currency exchange contracts	1,525,645
Net Realized Gain (Loss)	(46,594,914)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	117,263,601
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(343,792)
Net Unrealized Appreciation (Depreciation)	116,919,809
Net Realized and Unrealized Gain (Loss) on Investments	70,324,895
Net Increase in Net Assets Resulting from Operations	131,326,153

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	61,001,258	67,180,735
Net realized gain (loss) on investments	(46,594,914)	(43,176,954)
Net unrealized appreciation (depreciation) on investments	116,919,809	(68,267,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	131,326,153	(44,263,806)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(9,368,712)	(12,291,040)
Class C	(3,048,393)	(4,264,377)
Class I	(47,948,252)	(55,759,935)
Total Distributions	(60,365,357)	(72,315,352)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	64,103,190	75,336,949
Class C	3,326,280	5,536,086
Class I	323,801,055	334,108,284
Distributions reinvested:
Class A	7,835,836	10,316,917
Class C	1,796,840	2,462,348
Class I	22,570,713	23,732,771
Cost of shares redeemed:
Class A	(72,891,971)	(108,691,264)
Class C	(18,068,936)	(21,076,918)
Class I	(219,795,647)	(412,381,218)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	112,677,360	(90,656,045)
Total Increase (Decrease) in Net Assets	183,638,156	(207,235,203)
Net Assets ($):
Beginning of Period	979,655,119	1,186,890,322
End of Period	1,163,293,275	979,655,119
Undistributed (distributions in excess of) investment income—net	1,793,737	(1,011,964)
Capital Share Transactions (Shares):
Class A
Shares sold	10,609,903	11,793,902
Shares issued for distributions reinvested	1,306,860	1,634,465
Shares redeemed	(12,142,788)	(17,226,872)
Net Increase (Decrease) in Shares Outstanding	(226,025)	(3,798,505)
Class C
Shares sold	558,354	881,944
Shares issued for distributions reinvested	299,706	389,918
Shares redeemed	(3,021,759)	(3,361,836)
Net Increase (Decrease) in Shares Outstanding	(2,163,699)	(2,089,974)
Class I
Shares sold	54,171,643	52,499,638
Shares issued for distributions reinvested	3,752,408	3,761,714
Shares redeemed	(36,640,340)	(66,114,728)
Net Increase (Decrease) in Shares Outstanding	21,283,711	(9,853,376)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.82	6.45	6.74	6.67	6.21
Investment Operations:
Investment income—net[a]	.33	.35	.36	.38	.41
Net realized and unrealized gain (loss) on investments	.39	(.60)	(.25)	.10	.48
Total from Investment Operations	.72	(.25)	.11	.48	.89
Distributions:
Dividends from investment income—net	(.33)	(.38)	(.39)	(.41)	(.43)
Dividends from net realized gain on investments	–	–	(.01)	–	–
Total Distributions	(.33)	(.38)	(.40)	(.41)	(.43)
Net asset value, end of period	6.21	5.82	6.45	6.74	6.67
Total Return (%)[b]	12.71	(4.20)	1.55	7.49	14.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.53	5.53	5.35	5.79	6.35
Portfolio Turnover Rate	69.04	54.35	72.20	46.05	51.72
Net Assets, end of period ($ x 1,000)	180,228	170,139	212,967	319,981	360,128

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.82	6.45	6.74	6.67	6.21
Investment Operations:
Investment income—net[a]	.28	.30	.31	.34	.36
Net realized and unrealized gain (loss) on investments	.39	(.60)	(.25)	.09	.48
Total from Investment Operations	.67	(.30)	.06	.43	.84
Distributions:
Dividends from investment income—net	(.28)	(.33)	(.34)	(.36)	(.38)
Dividends from net realized gain on investments	–	–	(.01)	–	–
Total Distributions	(.28)	(.33)	(.35)	(.36)	(.38)
Net asset value, end of period	6.21	5.82	6.45	6.74	6.67
Total Return (%)[b]	11.87	(4.91)	.79	6.69	13.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.78	4.79	4.61	5.05	5.60
Portfolio Turnover Rate	69.04	54.35	72.20	46.05	51.72
Net Assets, end of period ($ x 1,000)	59,502	68,331	89,182	105,686	123,693

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	5.82	6.45	6.75	6.67	6.22
Investment Operations:
Investment income—net[a]	.35	.37	.38	.40	.43
Net realized and unrealized gain (loss) on investments	.39	(.61)	(.26)	.11	.47
Total from Investment Operations	.74	(.24)	.12	.51	.90
Distributions:
Dividends from investment income—net	(.34)	(.39)	(.41)	(.43)	(.45)
Dividends from net realized gain on investments	–	–	(.01)	–	–
Total Distributions	(.34)	(.39)	(.42)	(.43)	(.45)
Net asset value, end of period	6.22	5.82	6.45	6.75	6.67
Total Return (%)	13.17	(3.96)	1.64	7.92	14.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.79	5.78	5.59	6.03	6.57
Portfolio Turnover Rate	69.04	54.35	72.20	46.05	51.72
Net Assets, end of period ($ x 1,000)	923,563	741,184	884,742	1,150,345	907,236

a  Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”).

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

NOTES TO FINANCIAL STATEMENTS (continued)

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	1,044,597,413	–	1,044,597,413
Equity Securities – Domestic Common Stocks†	11,511,150	—	–	11,511,150
Equity Securities – Foreign Preferred Stocks†	—	2,687,523	–	2,687,523
Floating Rate Loan Interests†	–	32,711,924	–	32,711,924
Registered Investment Companies	115,093,266	–	–	115,093,266
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(267,661)	–	(267,661)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $126,758 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	44,261,067	295,373,783	339,634,850	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	36,560,288	501,822,642	479,905,439	58,477,491	5.0
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	–	172,256,238	115,640,463	56,615,775	4.9
Total	80,821,355	969,452,663	935,180,752	115,093,266	9.9

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,697,432, accumulated capital losses $123,857,019 and unrealized appreciation $18,734,536.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. If not applied, $23,792,999 of the carryover expires in fiscal year 2017. The fund has $22,257,656 of post-enactment short-term capital losses and $77,806,364 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $60,365,357 and $72,315,352, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, capital loss carryover expiration, amortization of premiums, paydown gains and losses, and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $2,169,800, increased accumulated net realized gain (loss) on investments by $15,622,436 and decreased paid-in capital by $17,792,236. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund (excluding brokerage commissions, taxes, interest expense, commitment fees on borrowings, Rule 12b-1 Distribution Plan fees, Service Plan fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2016, Trustees’ fees reimbursed by Dreyfus amounted to $81,311.

During the period ended December 31, 2016, the Distributor retained $2,428 from commissions earned on sales of the fund’s Class A shares and $1,354 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2016, Class A and Class C shares were charged $426,260 and $479,226, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2016, Class C shares were charged $159,742 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $677,363, Distribution Plans fees $75,278 and Service Plan fees $12,654, which are offset against an expense reimbursement currently in effect in the amount of $7,397.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2016, amounted to $772,750,716 and $691,836,838, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
Barclays Bank
British Pound,
Expiring
1/31/2017	4,360,000	5,328,510	5,378,215	(49,705)
Euro,
Expiring
1/31/2017	4,125,000	4,298,773	4,349,712	(50,939)
Commonwealth Bank of Australia
Euro,
Expiring
1/31/2017	3,340,000	3,480,280	3,521,949	(41,669)
Goldman Sachs International
British Pound,
Expiring
1/31/2017	4,015,000	4,906,045	4,952,645	(46,600)
Euro,
Expiring
1/31/2017	3,465,000	3,611,984	3,653,758	(41,774)
Morgan Stanley Capital Services
Euro,
Expiring
1/31/2017	2,985,000	3,110,636	3,147,610	(36,974)
Gross Unrealized Depreciation				(267,661)

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(267,661)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(267,661)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(267,661)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(100,644)		-	-	(100,644)
Commonwealth Bank of Australia	(41,669)		-	-	(41,669)
Goldman Sachs International	(88,374)		-	-	(88,374)
Morgan Stanley Capital Services	(36,974)		-	-	(36,974)
Total	(267,661)		-	-	(267,661)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2016:

Average Market Value ($)
Forward contracts	25,596,791

At December 31, 2016, the cost of investments for federal income tax purposes was $1,187,771,210; accordingly, accumulated net unrealized appreciation on investments was $18,830,066, consisting of $37,399,537 gross unrealized appreciation and $18,569,471 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 78.59% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus High Yield Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0029AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,500 in 2015 and $59,000 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2015 and $4,600 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2015 and $0         in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,400 in 2015 and $2,500  in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,629,059 in 2015 and $18,722,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February  24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    February 24, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 24, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)